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                                      FLAG
                                    INVESTORS
                                   REAL ESTATE
                                   SECURITIES
                                      FUND






                                  ANNUAL REPORT
                                DECEMBER 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The total return for the Fund's Class A Shares was 22.0% for the year versus a return of 19.7% for the Wilshire Real Estate Securities Index.

o Hotel and office/industrial companies were the best performing industry sectors for the year, with total returns of 30.1% and 27.5%, respectively.

o With new development at reasonable levels, and rents and occupancies at attractive levels, the outlook for real estate remains favorable.

o Both debt and equity capital are expected to remain available on attractive terms. This should fuel continued significant asset growth and sector consolidation.

o REITs are trading at a historically attractive price/earnings ratio compared to the broad stock market.



FUND PERFORMANCE
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares*
January 3, 1995-December 31, 1997


$10,000 invested in the Real Estate Securities Fund
Class A Shares at inception on January 3, 1995 was worth $19,136 on December 31, 1997.


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


 1/95       10,000
 3/95       10,142
 6/95       10,638
 9/95       11,274
12/95       11,819
 3/96       12,021
 6/96       12,551
 9/96       13,317
12/96       15,684
 3/97       16,207
 6/97       16,764
 9/97       19,044
12/97       19,136


*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the progress of the Flag Investors Real Estate Securities Fund for 1997. The Fund seeks total return, with a significant income component, by investing in a diversified portfolio of REITs and real estate operating companies.

     The sub-advisor and portfolio manager--ABKB/LaSalle Securities Limited--has more than a dozen professionals solely dedicated to investing in public real estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful REIT portfolio management experience, to its efforts on behalf of your Fund.

Fund Performance

     Since its inception at the beginning of 1995, the Flag Investors Real Estate Securities Fund has consistently produced competitive returns for its shareholders (see table below).

Total Return Performance*
                                                                     Wilshire
                                  Class A            Class B        Real Estate
  For the periods ended 12/31/97   Shares             Shares           Index
-------------------------------------------------------------------------------
  One Year                          22.0%             21.1%            19.7%
 ...............................................................................
  Since Inception (1/3/95)**        24.2%             23.3%            23.0%
 ...............................................................................

----------
Source: ABKB/LaSalle Securities; Wilshire Associates

     On December 31, 1997, the net asset value (NAV) was $15.78 per Class A Share and $15.71 per Class B Share. In addition, 12 monthly dividends and one capital gains distribution were paid in 1997, totaling $1.07 per Class A Share and $0.97 per Class B Share.


 *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 9.

**Annualized.

--------------------------------------------------------------------------------

Market Commentary

     Public real estate's nearly 20% return in 1997 was ahead of the industry's long-term average return, but lagged the broad market. Essentially, real estate did what it should last year: provide a solid total return and significant current income with less volatility than is likely in the general market. In a spectacular broad market such as we saw in 1997, real estate companies should not keep pace, just as the extra 12% total return the REITs produced over the Standard & Poor's 500 (S&P 500) Index in 1996 is not likely to be repeated soon.

     We find it useful to calculate the relationship between the price/earnings ratios of the real estate companies and the S&P 500 from time to time. The S&P's price/earnings ratio has been higher than the REITs' since 1990, and this spread has widened considerably over the past year. By this measure, the REITs are as well-priced versus the broad market as we have seen in over a decade of REIT investment.

REIT Forward Funds from Operations Multiple vs. S&P* Earnings Multiple


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                       REIT Price/4 Quarters
            S&P 500     Forward FFO Multiple

  Q1 86     14.61                14
  Q2        15.2                 14.85
  Q3        14.02                15.14
  Q4        14.68                14.97

  Q1 87     17.26                16.28
  Q2        17.52                16.66
  Q3        17.26                15.03
  Q4        12.61                12.78

  Q1 88     12.51                13.51
  Q2        12.18                13.53
  Q3        11.61                13.52
  Q4        11.34                14.14

  Q1 89     11.52                13.96
  Q2        12.18                14.6
  Q3        13.53                14.47
  Q4        13.67                14.52

  Q1 90     13.54                13.61
  Q2        14.32                13.37
  Q3        12.24                10.52
  Q4        13.34                12.06

  Q1 91     15.47                12.8
  Q2        15.96                12.32
  Q3        17.01                12.98
  Q4        18.79                14.64

  Q1 92     17.86                12.96
  Q2        17.44                12.95
  Q3        17.55                13.78
  Q4        17.68                13.98

  Q1 93     17.89                15.3
  Q2        17.33                14.35
  Q3        16.9                 14.74
  Q4        16.37                12.54

  Q1 94     15.2                 12.28
  Q2        14.69                12.08
  Q3        14.78                11.43
  Q4        13.92                11.3

  Q1 95     13.92                10.87
  Q2        14.5                 11.1
  Q3        15.07                11.22
  Q4        15.88                11.36

  Q1 96     15.36                11.27
  Q2        15.62                11.4
  Q3        15.5                 11.78
  Q4        17.4                 13.7

  Q1 97     16.11                12.55
  Q2        18.83                12.91
  Q3        20.15                13.65
  Q4        20.9                 13.11

--------
Source: Goldman Sachs
*The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.


1997: A Very Good Year for Real Estate Companies

     Long term, the typical REIT seeks to provide an ongoing total return of roughly 11% to 14%, including internal growth of 2% to 4%, growth through acquisition or financial structuring of 2% to 5%, plus a dividend of 5% to 7%. Total returns for most companies exceeded this in 1997 with help from improving sector and regional fundamentals, rapid asset growth or favorable capital transactions--and often all three.

--------------------------------------------------------------------------------

     A look at the real estate industry and its public owners shows a year when just about everything went right:

     o Real estate markets were generally healthy throughout the United States, with additions to the investment stock largely being made at a prudent rate and in carefully planned and researched projects.

     o Acquisition opportunities remained plentiful, and many of the better companies were able to dramatically expand their portfolios at favorable investment spreads.

     o More capital flowed into the sector than ever before, with companies able to add equity quickly and easily, and add debt at historically favorable rates.

     o Strong operating results were produced for most companies and almost every sector, with many companies soundly beating analysts' estimates.

     o The public real estate companies produced well-above historical average total returns for their investors, returns at least as good as would be expected from their operating results.

     By year-end, it is likely that the total capital of public real estate companies exceeded the direct real estate holdings of pension funds. With pension fund real estate securitization expected to be a major new source of assets for REITs, the ratio should shift rapidly in favor of the public companies.

     Given a continued strong equity market and low interest rates, the public companies should be able to continue to execute their growth plans at a rapid clip. If the broad market takes a bath, many of these companies should reassume their traditional roles of safe havens in troubled times. If external capital is in short supply, the public real estate companies may well show strong relative performance, since their ability to effect tax-free exchanges for Operating Partnership Units lets them buy and grow to a certain extent without coming to the market to raise additional cash.


1998: Strong Results Should Produce Solid Returns

     We believe the factors are in place for another attractive year in asset growth and earnings:

     o The typical public real estate company is expected to produce double-digit Funds From Operations (FFO) / share growth, well above the projected long-term growth rate of the industry.

--------------------------------------------------------------------------------

     o Office (especially Central Business District) and full service hotels again have the best fundamental prospects, but all sectors except retail should do well.

     o The real estate markets are moving toward equilibrium, but a dynamic equilibrium with supply and demand in balance can produce sustained profit growth. In 1998 to 1999, the greater risk is a major decline in capitalization rates reducing investment spreads on acquisitions.

     o Consolidation and expansion--private to public, small to large, specialized to diversified--will concentrate a larger share of industry assets in dynamically run public companies with plentiful sources and low costs of capital.

     o Variations on the REIT theme--paper-clipped shares, public opportunity funds, offshore or leveraged spin-offs, service providers, co-branding, new property sectors--will offer more opportunities for sophisticated analysts to identify investments that should produce extra returns in a maturing market.

     Our preliminary estimates for 1999 call for a moderation in FFO growth rates in most sectors. The 1999 growth rates for the hotel and diversified sectors should be more indicative of their long-term prospects than 1998's numbers, when high profile mergers by the paired-share REITs will likely create earnings spikes.

     While there is no strong argument for pessimism today, this scenario could be derailed by recession, which most likely would be brought on by external factors, especially the current Asian problems, the failure of the Euro to take hold, or serious political or military dislocation in the developing world.

     In a negative environment--including deflation--real estate is relatively well protected, at least over the short to intermediate term. Tenants provide the first line of defense, and longer-duration assets such as net lease, health care and some office/industrial properties should hold up better and longer.

     This is a time of vigilance, and our strategy increasingly focuses on companies that may be less affected by, or even benefit from, some of these possible trends. Only time will tell which will come to pass. Our role as a prudent investor in real estate securities is to both be prudent and to invest--always under conditions of uncertainty.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Sector Fundamentals

     1997 was the year the OFFICE companies came to the forefront of the traditional real estate sectors. With a number of Initial Public Offerings, excellent price appreciation and major growth initiatives by many of the existing companies, the sector more than doubled in asset value and moved from 21% to 32% of the market-weighted Wilshire Real Estate Index, a real estate benchmark. The past several years have been a historically good time to buy office properties, and owners are now reaping the benefits of increased demand from an expanding business community. Downtown properties should show strong relative returns in the next couple of years.

     INDUSTRIAL markets are generally closer to equilibrium, with prices of existing properties at replacement value and at least some construction in almost every market. There is a reasonable chance overbuilding will occur in selected markets, and it becomes increasingly important that portfolio companies have strong managements and an ability to work effectively within an evolving corporate leasing environment. Consolidation will continue to be a key factor in the continued success of companies in this sector.

     The defining factor in the HOTEL business in 1997 was the emergence of the paired-share company. Not only are these the largest and fastest growing REITs in the sector, but the large percentage of their bottom line generated by operating businesses creates dynamics not found in any other sector of the REIT business. Hotels should produce by far the highest per share earnings growth again in 1998, with the continued outperformance of FULL-SERVICE HOTELS, helped by increasing room rates and limited additional supply, especially downtown, dampened somewhat by some potential overbuilding and operating problems among the LIMITED SERVICE and EXTENDED STAY categories.

     The APARTMENT market is in equilibrium, with moderate levels of supply more or less balancing increases in demand in most markets. Much of the above trend line rental rate increases has been achieved. Demographics point to demand for higher-end properties with house-like amenities, but capital availability and special types of financing have a particularly strong influence on this sector, especially when a rent/buy decision is being made. Apartments have offered a moderate return over the past several periods, and we expect this to continue.

     RETAIL has been a difficult sector for several years, with moderate demand more than offset by continuing supply levels that were not much affected by the real estate cycle of the early 1990s. This has produced an environment that

--------------------------------------------------------------------------------

has resulted in sub-par performance by the typical company. LaSalle's economists expect this environment to continue for the foreseeable future. We in the securities group are somewhat more optimistic, and have had success in identifying companies that can prosper in this environment by either developing attractive new retail formats, or by intelligently consolidating what remains, at its core, a fragmented business of aging entrepreneurs.

The Portfolio At Year-End

     At December 31, the Fund's holdings reflected our favorable outlook for the strongest companies in the office/industrial and hotel sectors. These groups were significantly overweighted compared with the sectors' weightings in the REIT index. The most significant underweightings in our holdings are in the health care and retail groups, where we see continued slower growth except in exceptional circumstances.


                [PIE CHART APPEARS HERE--SEE PLOT POINTS BELOW]


Factory Outlets   2%                  Manufactured
                                        Housing     2%
Hotels   20%
                                      Apartments   19%
 Retail/Neighborhood
and Community Centers   8%            Regional Malls   5%

Self-Storage   5%                     Office/Industrial   39%


     To a considerable extent, though, sectors and regions are becoming less relevant. Many of the best companies are becoming more opportunistic and participate in multiple property segments and regions, sometimes outside the United States. The critical investment focus is shifting to the companies' abilities to efficiently source and use capital, and the intelligence, energy and creativity of their managements. We believe there are attractive companies that will produce above average returns in virtually every market segment today.

Sincerely,

/s/ W. K. Morrill, Jr.                      /s/ Keith R. Pauley
----------------------                      -------------------
William K. Morrill, Jr.                     Keith R. Pauley
President                                   Executive Vice President
January 20, 1998

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Dividend Declaration

                             1997 Year-End Dividend

     The Board of Directors has declared a year-end per share distribution payable on December 19, 1997 to shareholders of record on December 12, 1997 .

                           Class A   Class B    Institutional
                           Shares    Shares        Shares
                           -------   -------    -------------
Long-term capital gains    $.290      $.290        $.290
Short-term capital gains    .180       .180         .180
                           -----      -----        -----
Total distributions        $.470      $.470        $.470

                           Dividends for Calendar 1997

     Total dividends declared for calendar 1997 are as follows:

                             Class A   Class B   Institutional
                             Shares    Shares       Shares
                             -------   -------   -------------
Income                      $ .600     $.500        $.424
Long-term capital gains       .290      .290         .290
Short-term capital gains      .180      .180         .180
                            ------     -----        -----
Total distributions         $1.070     $.970        $.894

     Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on January 3, 1995 through the most recent fiscal year-end and reflects the impact of the Fund's total expenses and the currently effective 4.50% maximum initial sales charge for the Fund's Class A Shares. The graph reflects a 3.00% contingent deferred sales charge for the Fund's Class B Shares, which is the applicable sales charge for the represented time period.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. The Class A Shares' total returns reflect the 4.50% maximum initial sales charge. The Class B Shares' one-year total return reflects the applicable 4.00% contingent deferred sales charge, while the total return since inception reflects the applicable 3.00% contingent deferred sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares*
January 3, 1995-December 31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                Flag Investors        Wilshire
                 Real Estate         Real Estate
               Securities Fund    Securities Index
                   $18,275             $18,907

       1/95         9,550               10,000
       3/95         9,686               10,210
       6/95        10,159               10,649
       9/95        10,767               11,150
      12/95        11,287               11,551
       3/96        11,480               12,036
       6/96        11,987               12,602
       9/96        12,718               13,345
      12/96        14,978               15,801
       3/97        15,478               16,085
       6/97        16,010               16,825
       9/97        18,187               18,945
      12/97        18,275               18,907


Average Annual Total Return*

  Periods Ended 12/31/97        1 Year      5 Years     Since Inception**
-------------------------------------------------------------------------
  Class A Shares                16.52%        --             22.34%
 .........................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. Past performance is not an indicator of future results.
**1/3/95.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares*
January 3, 1995-December 31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                Flag Investors        Wilshire
                 Real Estate         Real Estate
               Securities Fund    Securities Index
                   $18,421             $18,907

        1/95        10,000              10,000
        3/95        10,125              10,210
        6/95        10,602              10,649
        9/95        11,218              11,150
       12/95        11,740              11,551
        3/96        11,911              12,036
        6/96        12,418              12,602
        9/96        13,147              13,345
       12/96        15,457              15,801
        3/97        15,943              16,085
        6/97        16,467              16,825
        9/97        18,678              18,945
       12/97        18,421              18,907


Average Annual Total Return*

  Periods Ended 12/31/97             1 Year      5 Years    Since Inception**
-----------------------------------------------------------------------------
  Class B Shares                     17.11%         --            24.95%
 .............................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results.
**1/3/95.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Institutional Shares*
March 31, 1997-December 31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                       Wilshire          Flag Investors
                      Real Estate         Real Estate
                   Securities Index     Securities Fund
                        $11,763             $11,884

      3/97               10,000              10,000
                          9,680               9,584
                          9,970               9,897

      6/97               10,469              10,374
                         10,814              10,811
                         10,738              10,656

      9/97               11,791              11,820
                         11,284              11,455
                         11,510              11,645

     12/97               11,763              11,884


Average Annual Total Return*

  Periods Ended 12/31/97              1 Year      5 Years     Since Inception**
-------------------------------------------------------------------------------
  Institutional Shares                  --           --             18.84%
 ...............................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **3/31/97.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                        December 31, 1997

                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
------------------------------------------------------------------------------------
 COMMON STOCKS: 99.5%
Real Estate Investment Trusts: 89.5%
  Apartments: 19.0%
   43,000 Apartment Investment &
            Management Company                $36.75  $ 1,580,250   3.0%   $ 178,110
   48,400 Avalon Properties, Inc.              30.94    1,497,375   2.9      315,059
   42,900 Bay Apartment
            Communities, Inc.                  39.00    1,673,100   3.2      386,320
    9,800 Brandywine Realty Trust              25.13      246,225   0.5       35,840
   35,050 Equity Residential
            Properties Trust                   50.56    1,772,216   3.4      454,325
   29,300 Irvine Apartment
            Communities, Inc.                  31.81      932,106   1.8      277,120
   19,900 Oasis Residential, Inc.              22.31      444,019   0.9       (3,833)
   42,652 Post Properties, Inc.                40.63    1,732,758   3.3      241,809
                                                       ----------  ----   ----------
                                                        9,878,049  19.0    1,884,750

  Factory Outlets: 2.0%
   27,200 Chelsea GCA Realty, Inc.             38.19    1,038,700   2.0    181,224
                                                       ----------  ----   ----------

  Hotels: 14.3%
   38,300 American General
            Hospitality Corp.                  26.75    1,024,525   2.0       78,083
   35,500 FelCor Suite Hotels, Inc.            35.50    1,260,250   2.4      129,589
   83,701 Patriot American Hospitality, Inc.   28.81    2,411,635   4.6      840,465
   47,200 Starwood Lodging Trust               57.88    2,731,700   5.3    1,035,079
                                                       ----------  ----   ----------
                                                        7,428,110  14.3    2,083,216

  Manufactured Housing: 1.8%
   26,200 Sun Communities, Inc.                35.94      941,563   1.8      180,941
                                                       ----------  ----   ----------

  Office/Industrial: 36.5%
   46,600 Boston Properties, Inc.              33.06    1,540,712   3.0       84,611
   32,900 Commercial Net Lease Realty          17.87      588,087   1.1       89,064
   51,600 Crescent Real Estate
            Equities Company                   39.38    2,031,750   3.9      148,933
   97,500 Duke Realty Investments, Inc.        24.25    2,364,375   4.6      625,084
   82,479 Equity Office Properties Trust       31.56    2,603,271   5.0      484,630
   21,700 First Industrial Realty Trust, Inc.  36.12      783,912   1.5       59,132
   11,300 Great Lakes REIT, Inc.               19.44      219,644   0.4       42,959
   51,500 Highwoods Properties, Inc.           37.19    1,915,156   3.7      350,874

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
------------------------------------------------------------------------------------
 COMMON STOCKS (concluded)
Real Estate Investment Trusts (concluded)
  Office/Industrial (concluded)
   50,300 Mack-Cali Realty Corporation        $41.00  $ 2,062,300   4.0%  $  276,824
   40,800 Reckson Associates Realty Corp.      25.38    1,035,300   2.0       62,575
   60,000 Spieker Properties, Inc.             42.88    2,572,500   5.0      710,410
   36,700 Weeks Corporation                    32.00    1,174,400   2.3      118,210
                                                      -----------  ----   ----------
                                                       18,891,408  36.5    3,053,307

  Regional Malls: 3.7%
   18,200 Macerich Company                     28.50      518,700   1.0       24,865
   31,068 Simon DeBartolo Group, Inc.          32.69    1,015,535   2.0      160,140
   15,000 Trammel Crow Company                 25.75      386,250   0.7      123,750
                                                      -----------  ----   ----------
                                                        1,920,485   3.7      308,755

  Retail/Neighborhood and Community Centers: 7.5%
   25,900 Developers Diversified Realty
            Corporation                        38.25      990,675   1.9      149,956
   34,200 Federal Realty Investment Trust      25.75      880,650   1.7       19,591
   43,000 Vornado Realty Trust                 46.94    2,018,313   3.9      970,030
                                                      -----------  ----   ----------
                                                        3,889,638   7.5    1,139,577

  Self-Storage: 4.7%
   52,500 Public Storage, Inc.                 29.37    1,542,187   3.0      186,256
   23,100 Storage USA, Inc.                    39.94      922,556   1.7      109,897
                                                      -----------  ----   ----------
                                                        2,464,743   4.7      296,153

Real Estate Operating Companies: 10.0%
  Diversified: 0.8%
   35,500 Capital Trust - Class A*             11.25      399,375   0.8        9,362
                                                      -----------  ----   ----------

  Hotels: 5.7%
   17,000 CapStar Hotel Company*               34.31      583,312   1.1       (5,313)
  120,500 Host Marriott Corp.*                 19.63    2,364,813   4.6      362,840
                                                      -----------  ----   ----------
                                                        2,948,125   5.7      357,527

  Office/Industrial: 2.6%
   67,400 Catellus Development Corporation     20.00    1,348,000   2.6       90,082
                                                      -----------  ----   ----------

  Regional Malls: 0.9%
   14,000 The Rouse Company                    32.75      458,500   0.9       96,188
                                                      -----------  ----   ----------
Total Common Stocks
   (Cost $41,925,613)                                  51,606,695  99.5    9,681,082
                                                      -----------  ----   ----------

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                            December 31, 1997

                                                     Market       Percent
   Par                                                Value       of Net
  (000)           Security                          (Note 1)      Assets
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT: 2.4%
   $1,225 Goldman Sachs & Co., 6.25%
            Dated 12/31/97, to be repurchased at
            $1,225,425 on 1/2/98, collateralized by
            U.S. Treasury Notes with a market
            value of $1,249,772.
            (Cost $1,225,000)                       $ 1,225,000      2.4%
                                                    -----------    -----
Total Investment in Securities-- 101.9%
 (Cost $43,150,613)**                                52,831,695    101.9
Liabilities in Excess of Other Assets, Net             (976,298)    (1.9)
                                                    -----------    -----
Net Assets                                          $51,855,397    100.0%
                                                    ===========    =====
Net Asset Value and Redemption Price Per:
  Class A Share
    ($41,768,471 / 2,647,320 shares outstanding)         $15.78
                                                         ======
  Class B Share
    ($9,798,616 / 623,533 shares outstanding)            $15.71***
                                                         ======
  Institutional Share
    ($288,310 / 18,119 shares outstanding)               $15.91
                                                         ======

Maximum Offering Price Per:
  Class A Share
    ($15.78 / 0.955)                                     $16.52
                                                         ======
  Class B Share                                          $15.71
                                                         ======
  Institutional Share                                    $15.91
                                                         ======

--------
  *Non-income producing security.
 **Aggregate cost for federal tax purposes was $42,774,543.
***Redemption value is $15.09 following a maximum 4% contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                                         For the
                                                                        Year Ended
                                                                       December 31,
                                                                       ------------
                                                                           1997
-----------------------------------------------------------------------------------
Investment Income (Note 1):
   Dividends                                                            $1,967,342
   Interest                                                                 45,132
                                                                        ----------
        Total income                                                     2,012,474
                                                                        ----------

Expenses:
   Investment advisory fee (Note 2)                                        255,425
   Distribution fee (Note 2)                                               152,057
   Legal                                                                    69,887
   Accounting fee (Note 2)                                                  36,237
   Transfer agent fee (Note 2)                                              33,405
   Registration fees                                                        29,577
   Printing and postage                                                     28,799
   Organizational expense (Note 1)                                          27,771
   Audit                                                                    24,771
   Custodian fee (Note 2)                                                   13,846
   Directors' fees                                                           1,508
                                                                        ----------
         Total expenses                                                    673,283
   Less: Fees waived (Note 2)                                             (128,442)
                                                                        ----------
         Net expenses                                                      544,841
                                                                        ----------
   Net investment income                                                 1,467,633
                                                                        ----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                          1,997,900
   Change in unrealized appreciation or depreciation of investments      4,596,911
                                                                        ----------
   Net gain on investments                                               6,594,811
                                                                        ----------

Net increase in net assets resulting from operations                    $8,062,444
                                                                        ==========


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                      For the Year Ended December 31,
-------------------------------------------------------------------------------------
                                                            1997           1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                 $ 1,467,633   $   832,831
   Net realized gain from security transactions            1,997,900       489,391
   Change in unrealized appreciation or
     depreciation of investments                           4,596,911     4,266,134
                                                         -----------   -----------
   Net increase in net assets resulting from operations    8,062,444     5,588,356
                                                         -----------   -----------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                       (1,271,684)     (600,459)
     Class B Shares                                         (238,106)     (158,265)
     Institutional Shares                                     (1,925)           --
   Net realized capital gains:
     Class A Shares                                       (1,205,375)     (314,488)
     Class B Shares                                         (274,879)      (82,650)
     Institutional Shares                                     (8,516)           --
   Return of capital:
     Class A Shares                                               --       (21,539)
     Class B Shares                                               --        (5,650)
     Institutional Shares                                         --            --
                                                         -----------   -----------
   Total distributions                                    (3,000,485)   (1,183,051)
                                                         -----------   -----------

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                           22,600,633    10,892,733
   Value of shares issued in reinvestment of dividends     2,621,448       974,878
   Cost of shares repurchased                             (3,539,713)   (1,349,523)
                                                         -----------   -----------
   Increase in net assets derived from
     capital share transactions                           21,682,368    10,518,088
                                                         -----------   -----------
   Total increase in net assets                           26,744,327    14,923,393

Net Assets:
   Beginning of year                                      25,111,070    10,187,677
                                                         -----------   -----------
   End of year                                           $51,855,397   $25,111,070
                                                         ===========   ===========


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                                   For the Period
                                                For the Year     January 3, 1995(1)
                                                   Ended              through
                                                December 31,        December 31,
-----------------------------------------------------------------------------------
                                              1997          1996         1995
Per Share Operating Performance:
   Net asset value at beginning of period   $ 13.89       $ 11.20       $10.00
                                            -------       -------       ------
Income from Investment Operations:
   Net investment income                       0.52          0.61         0.56
   Net realized and unrealized gain
     on investments                            2.44          2.90         1.21
                                            -------       -------       ------
   Total from Investment Operations            2.96          3.51         1.77
                                            -------       -------       ------
Less Distributions:
   Distributions from net investment
     income                                   (0.60)        (0.58)       (0.49)(2)
   Distributions from net realized
     capital gains                            (0.47)        (0.22)       (0.05)
   Return of capital                             --         (0.02)       (0.03)(2)
                                            -------       -------       ------
   Total distributions                        (1.07)        (0.82)       (0.57)
                                            -------       -------       ------
   Net asset value at end of period         $ 15.78       $ 13.89       $11.20
                                            =======       =======       ======

Total Return(3)                               22.01%        32.70%       18.19%
Ratios to Average Daily Net Assets:
   Expenses(4)                                 1.25%         1.25%        1.25%(6,7)
   Net investment income(5)                    3.87%         5.29%        6.09%(6,7)
Supplemental Data:
   Net assets at end of period (000)        $41,773       $19,816       $7,171
   Portfolio turnover rate                       35%           23%          28%
   Average commissions per share(8)         $0.0479       $0.0475           --

-------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 1.58%, 2.28% and 3.25% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 3.54%, 4.26% and 3.89% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95% for the period ended December 31, 1995.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                    For the Period
                                                For the Year     January 3, 1995(1)
                                                   Ended              through
                                                December 31,        December 31,
-----------------------------------------------------------------------------------
                                              1997         1996         1995
Per Share Operating Performance:
   Net asset value at beginning of period  $ 13.84       $ 11.18       $10.00
                                           -------       -------       ------
Income from Investment Operations:
   Net investment income                      0.42          0.52         0.50
   Net realized and unrealized gain
     on investments                           2.42          2.89         1.20
                                           -------       -------       ------
   Total from Investment Operations           2.84          3.41         1.70
                                           -------       -------       ------
Less Distributions:
   Distributions from net investment
     income                                  (0.50)        (0.51)       (0.42)(2)
   Distributions from net realized
     capital gains                           (0.47)        (0.22)       (0.05)
   Return of capital                            --         (0.02)       (0.05)(2)
                                           -------       -------       ------
   Total distributions                       (0.97)        (0.75)       (0.52)
                                           -------       -------       ------
   Net asset value at end of period        $ 15.71       $ 13.84       $11.18
                                           =======       =======       ======

Total Return(3)                              21.11%        31.67%       17.40%
Ratios to Average Daily Net Assets:
   Expenses(4)                                2.00%         2.00%        2.00%(6,7)
   Net investment income(5)                   3.12%         4.46%        5.39%(6,7)
Supplemental Data:
   Net assets at end of period (000)       $ 9,799       $ 5,295       $3,016
   Portfolio turnover rate                      35%           23%          28%
   Average commissions per share(8)        $0.0479       $0.0475           --

-------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.33%, 3.03% and 4.05% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79%, 3.43% and 3.09% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25% for the period ended December 31, 1995.
(8) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Institutional Shares
(For a share outstanding throughout the period)

                                                            For the Period
                                                          March 31, 1997(1)
                                                         through December 31,
--------------------------------------------------------------------------------
                                                                 1997
Per Share Operating Performance:
   Net asset value at beginning of period                       $14.19
                                                                ------
Income from Investment Operations:
   Net investment income                                          0.47
   Net realized and unrealized gain
     on investments                                               2.14
                                                                ------
   Total from Investment Operations                               2.61
                                                                ------

Less Distributions:
   Distributions from net investment income                      (0.42)
   Distributions from net realized
     capital gains                                               (0.47)
                                                                ------
   Total distributions                                           (0.89)
                                                                ------
Net asset value at end of period                                $15.91
                                                                ======

Total Return                                                     18.84%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                    1.00%(4)
   Net investment income(3)                                       4.30%(4)
Supplemental Data:
   Net assets at end of period (000)                            $  288
   Portfolio turnover rate                                          35%(4)
   Average commissions per share                                $ 0.0479

-------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.39% (annualized) for the period ended December 31, 1997.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.91% (annualized) for the period ended December 31, 1997.
(4) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both commenced January 3, 1995, and Institutional Shares, which commenced March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares do not have a sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. As of December 31, 1997, there were no Board valued securities.

     B. REPURCHASE AGREEMENTS-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1--concluded

        separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

        The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced operations.

        Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million.

     As compensation for its subadvisory services, ICC pays ABKB/LaSalle a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

     ICC has voluntarily agreed to waive its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. For the year ended December 31, 1997, ICC waived fees of $128,442.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $36,237 for accounting services for the year ended December 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $33,405 for transfer agent services for the year ended December 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to December 31, 1997, the Fund accrued $4,040 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), which is not related to ICC, an annual

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--concluded

fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended December 31, 1997, distribution fees aggregated $152,057, of which $80,482 was attributable to the Class A Shares and $71,575 was attributable to the Class B Shares. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors and earned $32,382 for Class A Shares and $29,256 for Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1997 was $609, and the accrued liability was $1,090.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                     Class A Shares
                                              ----------------------------
                                                  For the       For the
                                                Year Ended     Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                      1,256,866      807,325
Shares issued to shareholders on
   reinvestment of dividends                       146,244       63,818
Shares redeemed                                   (182,922)     (84,104)
                                               -----------  -----------
Net increase in shares outstanding               1,220,188      787,039
                                               ===========  ===========

Proceeds from sale of shares                   $18,297,796  $ 9,428,874
Value of reinvested dividends                    2,192,511      787,477
Cost of shares redeemed                         (2,675,100)  (1,047,300)
                                               -----------  -----------
Net increase from capital share transactions   $17,815,207  $ 9,169,051
                                               ===========  ===========

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 3--concluded

                                                     Class B Shares
                                              ----------------------------
                                                  For the       For the
                                                Year Ended    Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                        272,248      124,181
Shares issued to shareholders on
   reinvestment of dividends                        28,690       15,254
Shares redeemed                                    (60,099)     (26,509)
                                                ----------   ----------
Net increase in shares outstanding                 240,839      112,926
                                                ==========   ==========

Proceeds from sale of shares                    $4,002,637   $1,463,859
Value of reinvested dividends                      428,928      187,401
Cost of shares redeemed                           (864,613)    (302,223)
                                                ----------   ----------
Net increase from capital share transactions    $3,566,952   $1,349,037
                                                ==========   ==========

                                           Institutional Shares
                                              For the Period
                                             March 31, 1997(1)
                                             to Dec. 31, 1997
                                           --------------------

Shares sold                                         18,118
Shares issued to shareholders on
   reinvestment of dividends                             1
Shares redeemed                                          0
                                                  --------
Net increase in shares outstanding                  18,119
                                                  ========

Proceeds from sale of shares                      $300,200
Value of reinvested dividends                            9
Cost of shares redeemed                                  0
                                                  --------
Net increase from capital share transactions      $300,209
                                                  ========

-------
(1) Commencement of operations.

     On December 31, 1997, one shareholder held 6% of the Fund's shares outstanding.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $33,724,551 and sales of investment securities aggregated $13,379,969 for the year ended December 31, 1997.

     On December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $10,066,289, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,146.

NOTE 5--Net Assets

     On December 31, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $33,508,319
   Class B Shares                                                   7,625,255
   Institutional Shares                                               300,209
Undistributed net investment income                                   376,070
Accumulated net realized gain from security transactions              364,462
Unrealized appreciation of investments                              9,681,082
                                                                  -----------
                                                                  $51,855,397
                                                                  ===========
NOTE 6--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Real Estate Securities Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABKB/LaSalle. The new agreements are substantially the same as the former agreements. In addition, shareholders elected the following Directors: James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of Directors of Flag Investors Real Estate Securities Fund, Inc.:

We have audited the accompanying statement of net assets of Flag Investors Real Estate Securities Fund, Inc., (the "Fund"), as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1997 and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

Philadelphia, Pennsylvania
January 29, 1998

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Tax Information (Unaudited)
For the Year Ended December 31, 1997

     The amount of long-term capital gain paid for the fiscal year ended December 31, 1997 was $1,016,704.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Directors and Officers

                       RICHARD T. HALE
                          Chairman

        JAMES J. CUNNANE            CARL W. VOGT, ESQ.
            Director                     Director

         JOHN F. KROEGER          WILLIAM K. MORRILL, JR.
            Director                     President

          LOUIS E. LEVY               Keith R. Pauley
            Director             Executive Vice President

       EUGENE J. MCDONALD            JOSEPH A. FINELLI
            Director                     Treasurer

        REBECCA W. RIMEL               AMY M. OLMERT
            Director                     Secretary

        TRUMAN T. SEMANS              SCOTT J. LIOTTA
            Director                Assistant Secretary

Investment Objective

A mutual fund designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

----------------------------------------------------
    This report is prepared for the general
 information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding
 any of the Flag Investors Funds, including
 charges and expenses, obtain a prospectus from
 your investment representative or directly from
 the Fund at 1-800-767-FLAG. Read it carefully
 before you invest.
----------------------------------------------------

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS



                                     Growth

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund



                                  Equity Income

                   Flag Investors Real Estate Securities Fund

                      Flag Investors Telephone Income Fund



                                    Balanced

                        Flag Investors Value Builder Fund



                                     Income

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares



                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares

            Flag Investors Maryland Intermediate Tax-Free Income Fund



                                 Current Income

                    Flag Investors Cash Reserve Prime Shares





                                  P.O. Box 515

                            Baltimore, Maryland 21203

                                  800-767-FLAG



                                 Distributed by:

                             ICC DISTRIBUTORS, INC.